EXHIBIT 10.13

Execution Version

GI DYNAMICS, INC.

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT (the "Amendment'), dated effective as of December 31, 2018, is made to that certain NOTE PURCHASE AGREEMENT, dated June 15, 2017, by and between GI DYNAMICS, INC., a Delaware corporation (the "Company") and CRYSTAL AMBER FUND LIMITED (the "Purchaser") (the "Agreement'). Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Agreement.

WHEREAS, pursuant to Section 7.6 of the Agreement, any term of the Agreement may be amended, waived or modified only with the written consent of the Company and the Purchaser; and

WHEREAS, the Company and the Purchaser desire to amend certain provisions of the Agreement to provide for an amended form of senior secured convertible promissory note, which the Company issued to the Purchaser pursuant to the Agreement (the "Original Note"), such amendment to the Original Note in substantially the form attached hereto as Exhibit A.

NOW, THEREFORE, the undersigned Purchaser and the Company, in consideration of the mutual premises and covenants made herein and of the mutual benefits to be derived herefrom, hereby amend the Agreement as follows:

1.	Amendments to the Agreement.
a.	The Original Note shall be amended in substantially the form set forth in Exhibit A.

b.

The Company and the Purchaser hereby acknowledge and confirm by execution of this Amendment and as of the date hereof that (i) no event constituting an Event of Default under Section 5 of the Agreement has occurred and (ii) the Purchaser shall not be entitled to any  remedy  under such Section 5 with respect to any event that has occurred as of the date hereof.

2.	Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.
3.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this Amendment shall be legal, valid and binding execution and delivery for all purposes.

4.	This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

GI DYNAMICS, INC.

By: /s/ Scott Schorer

Name: Scott Schorer

Title: Chief Executive Officer

[Signature Page to Amendment to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By: /s/ Laurence McNairn

Name: Laurence McNairn

Title: Director – Crystal Amber Asset Management (Guernsey) Limited as Investment Manager of Crystal Amber Fund Limited

[Signature Page to Amendment to Note Purchase Agreement]

EXHIBIT A

FIRST AMENDMENT TO

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE